EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officer of OrganiTech USA, Inc., a Delaware corporation (the "Company"), does hereby certify, to such officer's knowledge, that:

The Amended Annual Report for the year ended December 31, 2003 (the "Form 10-KSB/A") of the Company fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Form 10-KSB/A fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 22, 2005

     By: /s/ Lior Hessel
     ----------------------
     Lior Hessel
     Chief Executive Officer
     and Acting Chief Financial Officer